UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4054
Oppenheimer AMT-Free New York Municipals
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 9/30/2011

Item 1. Reports to Stockholders.
September 30, 2011 Oppenheimer AMT-Free New York Municipals Management Commentary and Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements “If you’re looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality.” — Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco—Master Settlement Agreement	21.7%
Higher Education	14.7
General Obligation	8.5
Sales Tax Revenue	7.7
Electric Utilities	6.2
Hospital/Healthcare	6.1
Not For Profit Organizations	5.8
Real Estate	5.4
Adult Living Facilities	4.1
Water Utilities	3.6
Portfolio holdings are subject to change. Percentages are as of September 30, 2011, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total

AAA	6.1%
AA	23.9
A	8.7
BBB	35.7
BB or Lower	7.9
Unrated	17.7

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of September 30, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
11 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended September 30, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In a 12-month period characterized by market volatility in the first half and solid performance relative to equities in the second half, the Class A shares of Oppenheimer AMT-Free New York Municipals produced an annual total return of 1.12% at net asset value (—3.68% with sales charge), with tax-free income providing all of the positive total return.
     The distribution yield of this Fund’s Class A shares was 5.92% at NAV, 218 basis points higher than the average in its peer category. This development, we believe, points to the power of the Rochester Way, our time-tested approach of focusing on tax-free yield as the key long-term driver of Fund performance. In all, Oppenheimer AMT-Free New York Municipals distributed 72.2 cents per Class A share, including a small amount of taxable income.
     The charts on pages 16 to 19 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 24.7% of the Fund’s net assets on September 30, 2011. Most of the Fund’s investments in securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     The market continues to react favorably to the fiscal improvements that have been championed by first-term governor Luis Fortuño. In a Municipal Forum speech in New York this reporting period, the governor talked about the progress his team has made in reducing the Commonwealth’s structural deficit, encouraging public-private partnerships, focusing on pension reform and reducing spending.
     Also this reporting period, a new president was appointed to lead Puerto Rico’s financing arm, the Government Development Bank (GDB). In an interview with The Bond Buyer, an independent newspaper that covers the industry, Juan Carlos Batlle said his plan was “to maintain the fiscal discipline that the government has been doing over the past two years.” The Commonwealth, its agencies and the GDB retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investors Service this reporting period.
12 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

     Among bonds issued in Puerto Rico, the Fund’s holdings in the sales tax revenue bonds sector contributed positively to Fund performance this reporting period; the sales tax revenue sector, comprised mainly of bonds issued by Puerto Rico, consisted of 7.7% of the Fund’s total assets as of September 30, 2011. During this reporting period, the Fund sold some Puerto Rico highway bonds at a loss relative to their original purchase price; because the Fund was able to sell these holdings at a premium to market prices, these bonds — and the highway sector as a whole — also contributed positively to Fund performance. We are proud to report that our Puerto Rico holdings in aggregate contributed favorably to the Fund’s total return this reporting period, and we remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 21.7% of the Fund’s total assets as of September 30, 2011.1 As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Nonetheless, national credit ratings agencies downgraded some MSA-backed securities this reporting period, a development that increased sector volatility. As a result, the tobacco sector detracted from Fund performance this reporting period. Our long-term view of the sector remains bullish, and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. We are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     The Fund continued to favor the higher education sector this reporting period, which constituted 14.7% of total assets as of September 30, 2011. The bonds we hold in this sector have regularly provided high levels of tax-free income and, during the reporting period, they were the leading contributor to the Fund’s total return.
     The Fund’s holdings in municipal bonds issued by utilities represented 12.5% of total assets at the end of this reporting period. It has been our experience that bonds issued by utilities have predictable revenue streams to finance their debt service payments, to the

1.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
13 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
benefit of the Fund. This set of holdings included electric utilities with 6.2% of the Fund’s total assets as of September 30, 2011; water utilities with 3.6%, and sewer utilities with 2.7%. Of these, electric and water utilities contributed favorably to the Fund’s performance this reporting period; sewer utilities were a slight detractor.
     General obligation debt, which is backed by the full faith and taxing authority of state and local governments, constituted 8.5% of the Fund’s total assets as of September 30, 2011. While many municipalities faced budget challenges this reporting period, New York State officials consistently safeguarded the debt service payments on the state’s general obligation bonds. This sector also contributed positively to the Fund’s total return this reporting period.
     As of September 30, 2011, the hospital/health care sector represented 6.1% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector was one of the strongest contributors to the Fund’s total return this reporting period.
     The sports facility revenue sector and the marine/aviation facilities sector, which together represented slightly more than 1% of the Fund’s total assets as of September 30, 2011, did not contribute favorably to the Fund’s total return this reporting period. In our opinion, the underperformance of these two sectors did not have a significant impact on the Fund’s total return.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
14 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 2011. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on January 31, 2011. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market and the Consumer Price Index, a non-securities index that measures change in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
15 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 20 for further information.
17 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
18 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 20 for further information.
19 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer AMT-Free New York Municipals. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 1/31/11. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
21 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2011	September 30, 2011	September 30, 2011

Actual
Class A	$1,000.00	$1,132.40	$5.47
Class B	1,000.00	1,126.00	10.49
Class C	1,000.00	1,127.90	9.70
Class Y	1,000.00	1,133.50	4.23

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.95	5.18
Class B	1,000.00	1,015.24	9.95
Class C	1,000.00	1,015.99	9.19
Class Y	1,000.00	1,021.11	4.01
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2011 are as follows:

Class	Expense Ratios

Class A	1.02%
Class B	1.96
Class C	1.81
Class Y	0.79
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
22 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS September 30, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—115.5%
New York—86.7%
$700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625%	12/01/2034	$700,644
200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	172,346
125,000	Albany County, NY IDA (Wildwood Programs)	5.000	07/01/2026	101,778
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	515,460
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	515,665
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,035,550
2,900,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2031	2,911,281
560,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2037	542,612
285,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2027	252,544
150,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	128,340
100,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	82,512
14,500,000	Albany, NY IDA (Charitable Leadership)	5.750	07/01/2026	8,711,600
1,000,000	Albany, NY IDA (Charitable Leadership)	6.000	07/01/2019	604,430
100,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000	05/01/2025	25,006
750,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	707,760
500,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	419,870
1,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.500	11/15/2027	990,970
1,380,000	Albany, NY IDA, Series B1	5.750	11/15/2032	1,379,062
1,365,000	Albany, NY IDA, Series D1	5.750	11/15/2027	1,394,170
4,535,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	3,522,516
20,000	Amherst, NY IDA (UBF Faculty-Student Hsg. Corp.)	5.250	08/01/2031	19,576
5,895,000	Brookhaven, NY IDA (Alternatives for Children)	7.550	02/01/2033	5,999,459
9,235,000	Brookhaven, NY IDA (Dowling College)[1]	6.750	11/01/2032	8,849,531
350,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2030	293,269
250,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2036	201,315
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	284,580
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	145,423
300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	276,345
25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	26,214
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	31,256
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	31,157
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	31,124
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	36,292
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	36,388
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	36,349
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	41,520
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	41,322
23 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$45,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2036	$46,339
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	46,265
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	51,270
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	51,216
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	56,247
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	56,158
60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	61,166
200,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	200,642
520,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.100	05/01/2031	497,026
1,285,000	Cayuga County, NY COP (Auburn Memorial Hospital)	6.000	01/01/2021	1,285,797
130,000	Coeymans, NY Fire District	5.000	10/15/2024	136,988
135,000	Coeymans, NY Fire District	5.000	10/15/2025	141,762
140,000	Coeymans, NY Fire District	5.000	10/15/2026	146,852
1,040,000	Colonie, NY GO1	6.000	04/01/2032	1,139,674
840,000	Colonie, NY GO1	6.000	04/01/2033	918,019
15,000	Deerfield, NY GO	5.500	06/15/2021	15,894
15,000	Deerfield, NY GO	5.500	06/15/2022	15,813
15,000	Deerfield, NY GO	5.500	06/15/2023	15,740
15,000	Deerfield, NY GO	5.500	06/15/2024	15,735
20,000	Deerfield, NY GO	5.500	06/15/2025	20,875
20,000	Deerfield, NY GO	5.600	06/15/2026	20,832
20,000	Deerfield, NY GO	5.600	06/15/2027	20,738
20,000	Deerfield, NY GO	5.600	06/15/2028	20,636
25,000	Deerfield, NY GO	5.600	06/15/2029	25,721
25,000	Deerfield, NY GO	5.600	06/15/2030	25,700
25,000	Deerfield, NY GO	5.600	06/15/2031	25,710
25,000	Deerfield, NY GO	5.600	06/15/2032	25,742
30,000	Deerfield, NY GO	5.600	06/15/2033	30,865
30,000	Deerfield, NY GO	5.600	06/15/2034	30,839
30,000	Deerfield, NY GO	5.600	06/15/2035	30,738
35,000	Deerfield, NY GO	5.600	06/15/2036	35,758
43,135,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2046	42,123,484
8,215,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	6,174,394
570,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	560,179
250,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.250	07/01/2025	267,343
300,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750	07/01/2030	317,838
100,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750	07/01/2040	103,357
24 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,230,000	East Hampton, NY Town Hsg. Authority[1]	6.500%		05/01/2034	$1,403,012
265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	291,707
225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	246,546
135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	147,367
500,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	505,110
1,200,000	Erie County, NY IDA (DePaul Properties)	5.750		09/01/2028	1,099,176
130,000	Erie County, NY IDA (DePaul Properties)	6.500		09/01/2018	130,493
195,000	Erie County, NY IDA (Global Concepts Charter School)	6.250		10/01/2037	176,309
5,600,000	Erie County, NY IDA (Medaille College)	7.625		04/01/2035	5,893,216
350,000	Erie County, NY IDA (Orchard Park CCRC)	5.000		11/15/2014	336,196
1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	1,379,357
4,390,000	Erie County, NY IDA (Orchard Park CCRC)	6.000		11/15/2036	3,371,871
4,130,000	Erie County, NY IDA (The Episcopal Church Home)	5.875		02/01/2018	4,130,454
1,880,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	1,862,460
36,405,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	26,459,518
29,515,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	20,686,768
56,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875	[3]	06/01/2050	924,000
92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607	[3]	06/01/2055	729,560
110,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	111,583
60,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	62,193
815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	688,642
70,000	Hempstead Village, NY GO1	5.000		09/15/2025	72,727
70,000	Hempstead Village, NY GO1	5.000		09/15/2026	72,358
50,000	Hempstead, NY IDA (Hofstra University)[1]	5.000		07/01/2033	50,594
410,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	363,572
4,940,000	Hempstead, NY IDA (WORCA)	6.900		08/01/2033	4,684,602
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.750		07/01/2039	1,046,650
1,790,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250		08/01/2034	1,801,814
19,445,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	19,236,939
3,400,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	3,363,620
2,420,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250		12/01/2031	2,160,818
280,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250		12/01/2031	250,012
5,000,000	L.I., NY Power Authority[1]	6.000		05/01/2033	5,674,800
4,000,000	L.I., NY Power Authority, Series A1	5.000		05/01/2038	4,162,080
4,850,000	L.I., NY Power Authority, Series A1	5.750		04/01/2039	5,423,755
5,000,000	L.I., NY Power Authority, Series A1	6.250		04/01/2033	5,752,700
415,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000		06/01/2040	386,900
25 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$10,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.000%		05/01/2013	$10,050
15,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.750		05/01/2023	14,646
350,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.250		04/01/2019	350,000
705,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.375		04/01/2029	670,103
200,000	Monroe County, NY IDA (Summit at Brighton)	5.375		07/01/2032	138,330
400,000	Monroe County, NY IDA (Summit at Brighton)	5.500		07/01/2027	303,924
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000		10/01/2026	154,221
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	76,967
325,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	334,958
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	157,460
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	262,700
10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[4]	5.500		08/15/2040	10,881,100
4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[4]	5.750		08/15/2035	5,002,184
302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[3]	06/01/2061	1,235,832
1,000,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	1,000,050
4,000,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	3,775,360
500,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	459,265
385,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	371,629
1,820,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,772,316
540,000	Nassau County, NY IDA (ALIA-CMA)	6.125		09/01/2018	521,246
595,000	Nassau County, NY IDA (ALIA-CSMR)	6.125		09/01/2018	574,336
380,000	Nassau County, NY IDA (ALIA-EFLI)	6.125		09/01/2018	366,803
305,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	294,407
355,000	Nassau County, NY IDA (ALIA-NCMRS)	6.125		09/01/2018	342,671
180,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	177,583
4,330,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	4,203,824
140,000	Nassau County, NY IDA (CSMR)	5.950		11/01/2022	129,370
35,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950		11/01/2022	32,342
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	164,321
2,535,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,565,952
95,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	87,787
70,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	62,175
590,000	Nassau County, NY IDA, Series A-B	6.000		07/01/2021	553,656
26 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$26,655,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125%		06/01/2046	$17,188,477
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[3]	06/01/2046	2,852,288
60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763	[3]	06/01/2060	342,600
37,830,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	27,621,196
2,500,000	Niagara County, NY IDA (American Ref-Fuel Company)[1]	5.550		11/15/2024	2,529,200
700,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	687,932
555,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	506,554
385,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	343,840
20,000	Niagara County, NY Tobacco Asset Securitization Corp. (TASC)[1]	5.500		05/15/2019	18,914
70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	71,760
1,185,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,107,762
14,670,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	11,724,557
100,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	76,128
5,120,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	4,387,738
850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	602,608
5,905,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	4,115,431
11,240,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	7,616,898
3,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250		06/01/2041	3,384,080
84,200,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	817,582
334,000,000	NY Counties Tobacco Trust V	7.850	[3]	06/01/2060	1,523,040
30,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[4]	5.125		01/15/2044	30,885,900
20,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[4]	5.625		01/15/2046	21,270,800
4,910,000	NY Liberty Devel. Corp. (Bank of America Tower)[1]	5.625		01/15/2046	5,221,981
235,000	NY MTA, Series 2008C1	6.500		11/15/2028	277,725
1,200,000	NY MTA, Series A1	5.250		11/15/2038	1,282,044
2,675,000	NY MTA, Series B1	5.000		11/15/2033	2,759,503
1,000,000	NY MTA, Series D1	5.000		11/15/2034	1,041,970
7,580,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	6,351,585
2,000,000	NY Seneca Nation Indians Capital Improvements[1]	5.250		12/01/2016	1,878,420
95,000,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	66,769,800
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250		11/01/2042	4,997,350
700,000	NYC GO1	5.000		08/01/2035	754,355
11,000,000	NYC GO4	5.125		03/01/2026	12,183,050
10,000	NYC GO1	5.300		01/15/2026	10,397
15,000,000	NYC GO4	5.375		04/01/2036	16,432,350
15,000	NYC GO1	5.500		11/15/2037	15,051
27 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$20,000,000	NYC GO4	5.625%	11/15/2031	$22,478,839
45,000	NYC GO1	6.000	05/15/2022	45,189
5,000	NYC GO	7.500	02/01/2019	5,029
135,357	NYC HDC (Cadman Towers)	6.500	11/15/2018	136,004
38,137	NYC HDC (Corlear)	6.500	11/15/2018	40,187
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	471,416
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	431,738
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700	11/01/2046	1,674,540
15,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	15,016
112,406	NYC HDC (St. Martin Tower)	6.500	11/15/2018	112,943
60,000	NYC IDA (Assoc. for Metro Area Autistic Children)	4.500	07/01/2021	52,055
2,760,000	NYC IDA (Beth Abraham Health Services)	6.500	02/15/2022	2,452,232
500,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2027	451,695
2,100,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2034	1,880,718
500,000	NYC IDA (Calhoun School)	6.625	12/01/2034	495,125
6,000,000	NYC IDA (Calhoun School)	6.625	12/01/2034	5,941,500
960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	960,835
715,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	620,184
955,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	828,357
3,240,000	NYC IDA (Chapin School)	5.000	11/01/2038	2,965,540
150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	144,611
350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	327,684
780,000	NYC IDA (Eger Harbor House)[1]	5.875	05/20/2044	828,391
725,000	NYC IDA (Family Support Systems)[2]	7.500	11/01/2034	455,590
1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,614,795
500,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	481,310
13,700,000	NYC IDA (Liberty-7 World Trade Center)	6.500	03/01/2035	13,758,225
10,850,000	NYC IDA (Liberty-7 World Trade Center)	6.750	03/01/2015	10,899,151
4,000,000	NYC IDA (Lycee Francais De New York)[1]	6.800	06/01/2028	4,137,360
420,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	354,253
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	179,846
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	873,538
2,300,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	2,302,139
6,045,000	NYC IDA (Mount St. Vincent)	5.250	06/01/2036	5,913,642
1,375,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	1,391,349
1,500,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2037	1,487,295
580,000	NYC IDA (PSCH)	6.375	07/01/2033	525,196
5,500,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2039	4,742,815
750,000	NYC IDA (Reece School)	7.500	12/01/2037	670,785
300,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	299,973
28 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$756,500	NYC IDA (Studio School)[2]	7.000%	11/01/2038	$687,356
5,345,000	NYC IDA (The Child School)	7.550	06/01/2033	5,377,391
970,000	NYC IDA (Tides Two Rivers Foundation)	5.650	12/01/2039	763,303
3,500,000	NYC IDA (Unicef)	5.300	11/01/2038	3,234,630
5,600,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	5,272,288
785,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	740,074
545,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	513,810
150,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	132,143
360,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	317,142
100,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2031	87,012
2,020,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250	12/01/2036	1,767,601
5,600,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	3,127,096
2,525,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	2,908,169
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,192,346
45,000	NYC IDA (YMCA of Greater New York)[1]	5.800	08/01/2016	45,125
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2027	5,480,800
4,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2032	4,361,000
1,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	1,040,050
20,000,000	NYC Municipal Water Finance Authority[4]	5.000	06/15/2037	20,967,782
40,000,000	NYC Municipal Water Finance Authority[4]	5.500	06/15/2040	44,688,400
20,000,000	NYC Transitional Finance Authority[4]	5.000	01/15/2034	21,096,000
5,500,000	NYC Transitional Finance Authority[1]	5.000	02/01/2035	5,976,080
15,000	NYS DA (Audit & Control)[1]	5.000	04/01/2029	15,016
30,000	NYS DA (Augustana Lutheran Home for the Aged)[1]	5.500	08/01/2038	30,106
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2027	6,788,976
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2028	3,960,441
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	781,515
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	775,238
560,000	NYS DA (Interagency Council Pooled Loan Program)[1]	7.000	07/01/2021	571,810
830,000	NYS DA (Interagency Council Pooled Loan Program)[1]	7.000	07/01/2031	846,907
1,035,000	NYS DA (Interagency Council)	7.000	07/01/2035	1,029,628
2,000,000	NYS DA (LIJMC/NSUH/NSUHGC Obligated Group)[1]	5.500	05/01/2037	2,069,420
365,000	NYS DA (Manhattan College)	5.300	07/01/2037	358,926
1,360,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2024	1,390,450
425,000	NYS DA (Orange Regional Medical Center)[1]	6.125	12/01/2029	429,667
6,120,000	NYS DA (Orange Regional Medical Center)[1]	6.250	12/01/2037	6,145,643
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	272,760
20,000,000	NYS DA (Personal Income Tax)[4]	5.000	03/15/2037	21,218,200
490,000	NYS DA (Providence Rest)	5.000	07/01/2035	349,566
1,300,000	NYS DA (Providence Rest)	5.125	07/01/2030	1,003,587
29 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$340,000	NYS DA (Providence Rest)	5.250%	07/01/2025	$282,948
650,000	NYS DA (Rochester General Hospital)	5.000	12/01/2035	592,631
300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	316,845
70,000	NYS DA (Sarah Neuman Nursing Home)	5.500	08/01/2037	70,060
250,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	300,805
360,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	430,052
200,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	239,752
500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	521,150
105,000	NYS DA (St. Joseph’s Hospital Health Center)[1]	5.250	07/01/2018	105,113
20,000,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	19,891,600
1,500,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2041	1,631,295
20,000,000	NYS DA (State Personal Income Tax Authority)[4]	5.750	03/15/2036	22,869,034
2,000,000	NYS DA (State University of New York)[1]	5.000	07/01/2035	2,144,200
560,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	620,340
1,070,000	NYS DA (Winthrop University Hospital)[1]	5.500	07/01/2023	1,092,374
100,000	NYS DA (Winthrop University Hospital/South Nassau Communities Hospital Obligated Group)[1]	5.500	07/01/2032	100,696
360,000	NYS DA (Yeshiva University)[1]	5.000	11/01/2031	372,532
2,040,000	NYS DA (Yeshiva University)[1]	5.125	07/01/2029	2,120,988
5,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2036	5,438,600
45,000	NYS EFC (NYS Water Services)	6.600	09/15/2012	45,234
20,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2040	20,813
1,000,000	NYS Power Authority[5]	5.000	11/15/2038	1,094,310
2,330,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2037	2,461,319
295,000	NYS UDC (Subordinated Lien)	5.500	07/01/2022	295,988
250,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.300	03/15/2019	234,023
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500	12/01/2022	57,459
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000	12/01/2036	2,445,188
1,615,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.200	07/01/2029	1,648,447
1,810,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.375	07/01/2040	1,849,132
755,000	Orange County, NY IDA (Glen Arden)	5.625	01/01/2018	644,717
275,000	Orange County, NY IDA (Glen Arden)	5.700	01/01/2028	198,234
9,190,000	Otsego County, NY IDA (Hartwick College)[1]	5.900	07/01/2022	8,897,942
5,000,000	Port Authority NY/NJ, 166th Series[1]	5.250	07/15/2036	5,602,300
2,680,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625	06/01/2035	2,225,740
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750	06/01/2043	1,651,560
415,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350	09/01/2047	432,376
6,810,000	Rensselaer, NY City School District COP	5.000	06/01/2026	6,935,781
30 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,200,000	Rensselaer, NY City School District COP	5.000%		06/01/2036	$1,180,692
1,060,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	879,747
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	2,600,325
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[3]	08/15/2045	3,256,240
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[3]	08/15/2050	855,950
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.676	[3]	08/15/2060	222,500
230,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)[1]	5.125		12/01/2027	232,528
105,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000		10/01/2027	106,193
45,000	Sodus Village, NY GO1	5.000		05/15/2032	47,675
45,000	Sodus Village, NY GO1	5.000		05/15/2033	47,651
45,000	Sodus Village, NY GO1	5.000		05/15/2034	47,605
45,000	Sodus Village, NY GO1	5.000		05/15/2035	47,442
45,000	Sodus Village, NY GO1	5.000		05/15/2036	47,303
45,000	Sodus Village, NY GO1	5.000		05/15/2037	47,233
11,970,000	SONYMA, Series 1614	5.875		10/01/2039	12,790,973
100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000		09/01/2034	112,019
810,000	St. Lawrence County, NY IDA (Edwards John Noble Hospital)	6.250		10/01/2040	810,275
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)[1]	6.000		12/01/2040	1,015,750
635,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375		12/01/2040	643,096
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	84,381
180,000	Suffolk County, NY IDA (ALIA-DDI)	5.950		10/01/2021	167,967
95,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950		11/01/2022	87,787
5,000	Suffolk County, NY IDA (ALIA-IGHL)	6.000		10/01/2031	4,335
4,000,000	Suffolk County, NY IDA (ALIA-IGHL)	7.250		12/01/2033	3,957,120
390,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500		11/01/2037	346,406
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	6,406,260
160,000	Suffolk County, NY IDA (Dowling College)[1]	6.700		12/01/2020	159,978
365,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375		01/01/2027	308,983
685,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.500		01/01/2037	539,054
9,000,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000		11/01/2028	8,625,330
1,000,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.550		02/01/2034	1,017,770
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	575,434
210,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	194,905
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000		03/01/2026	1,022,480
5,985,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.000		11/01/2035	5,266,920
505,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200		02/01/2035	454,879
185,000	Suffolk County, NY IDA (Southampton Hospital Assoc.)	7.250		01/01/2020	185,183
31 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$215,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250%		07/01/2022	$187,953
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	0.000	[6]	06/01/2044	5,198,745
465,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	388,480
1,500,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	1,181,940
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	382,568
408,000	Sullivan County, NY Community College COP	5.750		08/15/2025	338,509
200,000	Sullivan County, NY IDA (Center for Discovery)	5.625		06/01/2013	196,874
1,170,000	Sullivan County, NY IDA (Center for Discovery)	5.875		07/01/2022	961,951
530,000	Sullivan County, NY IDA (Center for Discovery)	6.000		06/01/2019	492,752
1,540,000	Sullivan County, NY IDA (Center for Discovery)	6.000		07/01/2037	1,238,976
175,000	Sullivan County, NY IDA (Center for Discovery)	6.500		06/01/2025	158,438
475,000	Sullivan County, NY IDA (Center for Discovery)	6.950		02/01/2035	426,137
390,000	Syracuse, NY IDA (Crouse Irving Companies)[1]	5.250		01/01/2017	391,092
200,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	186,694
175,000	Tompkins County, NY IDA (Kendal at Ithaca)[1]	5.500		07/01/2024	178,224
2,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	2,166,234
1,000,000	Ulster County, NY IDA (Kingston Regional Senior Living Corp.)	6.000		09/15/2042	725,690
20,000	Ulster County, NY IDA (Mid-Hudson Family Health Institute)[1]	5.300		07/01/2016	20,063
3,715,000	Utica, NY IDA (Utica College Civic Facility)	5.750		08/01/2028	3,667,374
1,250,000	Utica, NY IDA (Utica College Civic Facility)	6.750		12/01/2021	1,277,788
30,000	Voorheesville, NY GO	5.000		02/15/2023	32,697
35,000	Voorheesville, NY GO	5.000		02/15/2024	37,954
35,000	Voorheesville, NY GO	5.000		02/15/2025	37,702
35,000	Voorheesville, NY GO	5.000		02/15/2026	37,684
40,000	Voorheesville, NY GO	5.000		02/15/2027	42,824
40,000	Voorheesville, NY GO	5.000		02/15/2028	42,642
40,000	Voorheesville, NY GO	5.000		02/15/2029	42,562
45,000	Voorheesville, NY GO	5.000		02/15/2030	47,792
45,000	Voorheesville, NY GO	5.000		02/15/2031	47,612
50,000	Voorheesville, NY GO	5.000		02/15/2032	52,978
50,000	Voorheesville, NY GO	5.000		02/15/2033	52,978
55,000	Voorheesville, NY GO	5.000		02/15/2034	58,193
55,000	Voorheesville, NY GO	5.000		02/15/2035	58,028
60,000	Voorheesville, NY GO	5.000		02/15/2036	63,095
60,000	Voorheesville, NY GO	5.000		02/15/2037	63,007
445,000	Westchester County, NY Healthcare Corp.[1]	6.000		11/01/2030	445,223
32 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$3,000,000	Westchester County, NY Healthcare Corp., Series B1	6.125%	11/01/2037	$3,118,380
3,335,000	Westchester County, NY IDA (EBC White Plains)	8.000	11/01/2043	3,383,458
3,330,000	Westchester County, NY IDA (EBC White Plains)[5]	8.000	11/01/2043	3,378,385
3,335,000	Westchester County, NY IDA (EBC White Plains)[5]	8.000	11/01/2043	3,383,458
370,000	Westchester County, NY IDA (Field Home)	6.500	08/15/2022	357,631
250,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375	08/01/2024	257,318
1,615,000	Westchester County, NY IDA (Rippowam-Cisqua School)[1]	5.750	06/01/2029	1,615,162
320,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2013	330,150
600,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2033	580,818
300,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	276,762
10,790,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125	06/01/2045	7,388,453
945,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000	02/01/2041	983,830
150,000	Yonkers, NY EDC (Charter School of Educational Excellence)[1]	6.250	10/15/2040	146,271
950,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	1,032,831
4,000,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2041	4,247,960
400,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B	6.150	03/01/2015	397,184

				992,038,496

U.S. Possessions—28.8%
10,000,000	Guam GO1	5.000	11/15/2023	9,106,300
1,465,000	Guam GO1	5.250	11/15/2037	1,285,274
850,000	Guam GO1	6.750	11/15/2029	891,557
10,925,000	Guam GO1	7.000	11/15/2039	11,423,508
2000,000	Guam Government Waterworks Authority & Wastewater System[1]	5.625	07/01/2040	1,929,440
2,525,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875	07/01/2035	2,525,985
1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000	07/01/2025	1,007,890
4,165,000	Guam Power Authority, Series A1	5.125	10/01/2029	4,026,722
9,380,000	Guam Power Authority, Series A1	5.250	10/01/2034	8,923,382
1,400,000	Guam Power Authority, Series A1	5.500	10/01/2030	1,383,746
1,200,000	Guam Power Authority, Series A1	5.500	10/01/2040	1,164,984
855,000	Northern Mariana Islands Commonwealth, Series A	5.000	06/01/2017	789,413
1,955,000	Northern Mariana Islands Commonwealth, Series A	5.000	10/01/2022	1,637,977
200,000	Northern Mariana Islands Commonwealth, Series A1	6.750	10/01/2033	188,188
6,280,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2038	6,509,974
790,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2044	816,670
21,210,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125	07/01/2024	23,701,963
15,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	14,166
8,400,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	7,037,520
33 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$19,500,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625%		05/15/2043	$16,381,755
4,595,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	4,611,588
1,980,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	1,981,901
485,000	Puerto Rico Commonwealth GO1	5.500		07/01/2018	531,856
31,225,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	31,705,553
1,500,000	Puerto Rico Commonwealth GO1	5.625		07/01/2033	1,521,675
8,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	8,261,440
3,445,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2022	3,727,111
5,450,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	5,779,071
5,735,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	6,015,442
3,410,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	3,534,397
5,670,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	5,835,848
1,945,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	1,987,965
2,155,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	2,191,872
355,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	353,974
500,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	501,170
2,150,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2030	2,286,418
15,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	14,145
7,405,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	7,293,703
225,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	219,996
9,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	8,616,690
725,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	770,081
15,000,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	4,952,100
4,600,000	Puerto Rico Infrastructure	7.460	[3]	07/01/2030	1,392,926
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	2,377,025
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	954,833
1,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	1,402,755
105,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	105,155
4,305,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2022	4,110,414
1,500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	1,499,955
4,890,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	4,731,173
10,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2022	10,038
810,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	810,648
1,400,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,525,020
3,500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	3,952,865
1,000,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	1,111,450
3,150,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	3,438,099
34,995,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	36,270,568
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.950	[3]	08/01/2056	1,204,410
34 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[3]%	08/01/2044	$3,567,750
27,615,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[3]	08/01/2043	4,188,091
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.137	[3]	08/01/2047	1,173,100
18,120,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[3]	08/01/2036	4,030,250
277,125,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580	[3]	08/01/2054	19,892,033
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	14,088,100
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	6.190	[3]	08/01/2038	5,191,322
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	1,005,930
5,925,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	5,759,908
1,700,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	1,622,259
950,000	University of V.I., Series A1	5.375		06/01/2034	1,086,610

					329,943,097

Total Investments, at Value (Cost $1,409,659,296)—115.5%					1,321,981,593
Liabilities in Excess of Other Assets—(15.5)					(177,901,188)

Net Assets—100.0%					$1,144,080,405

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

5.	When-issued security or delayed delivery to be delivered and settled after September 30, 2011. See Note 1 of the accompanying Notes.

6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
35 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$992,013,490	$25,006	$992,038,496
U.S. Possessions	—	329,943,097	—	329,943,097

Total Assets	$—	$1,321,956,587	$25,006	$1,321,981,593

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
CCRC	Continuing Care Retirement Community
CMA	Community Mainstreaming Associates, Inc.
COP	Certificates of Participation
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EDC	Economic Devel. Corp.
EFC	Environmental Facilities Corp.
EFLI	Epilepsy Foundation of L.I., Inc.
FIT	Fashion Institute of Technology
GO	General Obligation
HAII	Homes Anew II, Inc.
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NCMRS	Nassau Community Mental Retardation Services Company
NSUH	North Shore University Hospital
NSUHGC	North Shore University Hospital at Glen Cove
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PSCH	Professional Service Centers for the Handicapped, Inc.
ROLs	Residual Option Longs
SONYMA	State of New York Mortgage Agency
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UBF	University of Buffalo Foundation
UDC	Urban Devel. Corp.
UVBH	United Veteran’s Beacon House
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES September 30, 2011

Assets
Investments, at value (cost $1,409,659,296)—see accompanying statement of investments	$1,321,981,593
Cash	235,330
Receivables and other assets:
Interest	19,085,585
Shares of beneficial interest sold	491,220
Investments sold	280,396
Other	240,505

Total assets	1,342,314,629

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	185,290,000
Investments purchased (including $7,751,770 purchased on a when-issued or delayed delivery basis)	7,754,955
Payable on borrowings (See Note 5)	2,900,000
Shares of beneficial interest redeemed	1,104,202
Dividends	597,227
Distribution and service plan fees	227,095
Trustees’ compensation	199,525
Shareholder communications	43,306
Transfer and shareholder servicing agent fees	32,588
Interest expense on borrowings	1,038
Other	84,288

Total liabilities	198,234,224

Net Assets	$1,144,080,405

Composition of Net Assets
Par value of shares of beneficial interest	$100,997
Additional paid-in capital	1,320,476,408
Accumulated net investment income	14,869,997
Accumulated net realized loss on investments	(103,689,294)
Net unrealized depreciation on investments	(87,677,703)

Net Assets	$1,144,080,405

37 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $998,501,702 and 88,151,661 shares of beneficial interest outstanding)	$11.33
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.90

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,712,221 and 1,121,683 shares of beneficial interest outstanding)	$11.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $126,879,868 and 11,195,685 shares of beneficial interest outstanding)	$11.33

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,986,614 and 528,128 shares of beneficial interest outstanding)	$11.34
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended September 30, 2011

Investment Income
Interest	$83,117,783
Other income	2,264

Total investment income	83,120,047

Expenses
Management fees	5,339,995
Distribution and service plan fees:
Class A	2,331,824
Class B	137,793
Class C	1,304,689
Transfer and shareholder servicing agent fees:
Class A	307,006
Class B	17,827
Class C	60,970
Class Y	1,019
Shareholder communications:
Class A	59,455
Class B	5,251
Class C	9,041
Class Y	267
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,855,730
Borrowing fees	1,115,542
Interest expense on borrowings	57,923
Trustees’ compensation	26,164
Custodian fees and expenses	11,073
Administration service fees	1,500
Other	174,784

Total expenses	12,817,853
Less waivers and reimbursements of expenses	(33,565)

Net expenses	12,784,288

Net Investment Income	70,335,759

Realized and Unrealized Loss
Net realized loss on investments	(20,539,174)
Net change in unrealized appreciation/depreciation on investments	(53,624,520)

Net Decrease in Net Assets Resulting from Operations	$(3,827,935)

See accompanying Notes to Financial Statements.
39 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2011	2010

Operations
Net investment income	$70,335,759	$75,720,261
Net realized gain (loss)	(20,539,174)	20,692,648
Net change in unrealized appreciation/depreciation	(53,624,520)	156,362

Net increase (decrease) in net assets resulting from operations	(3,827,935)	96,569,271

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(64,323,944)	(62,861,395)
Class B	(774,633)	(842,833)
Class C	(7,494,177)	(7,288,774)
Class Y	(227,872)	—

	(72,820,626)	(70,993,002)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(85,375,879)	(48,768,050)
Class B	(3,589,310)	(3,086,154)
Class C	(20,810,343)	(3,914,303)
Class Y	5,408,765	—

	(104,366,767)	(55,768,507)

Net Assets
Total decrease	(181,015,328)	(30,192,238)
Beginning of period	1,325,095,733	1,355,287,971

End of period (including accumulated net investment income of $14,869,997 and $17,555,154, respectively)	$1,144,080,405	$1,325,095,733

See accompanying Notes to Financial Statements.
40 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(3,827,935)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(272,132,430)
Proceeds from disposition of investment securities	402,770,405
Short-term investment securities, net	35,150,013
Premium amortization	1,640,654
Discount accretion	(8,904,144)
Net realized loss on investments	20,539,174
Net change in unrealized appreciation/depreciation on investments	53,624,520
Change in assets:
Decrease in interest receivable	2,271,617
Decrease in receivable for securities sold	693,672
Increase in other assets	(100,540)
Change in liabilities:
Decrease in other liabilities	(611,929)
Decrease in payable for securities purchased	(6,645,045)

Net cash provided by operating activities	224,468,032

Cash Flows from Financing Activities
Proceeds from bank borrowings	366,200,000
Payments on bank borrowings	(383,700,000)
Payments on short-term floating rate notes issued	(27,075,000)
Proceeds from shares sold	139,675,466
Payments on shares redeemed	(298,943,643)
Cash distributions paid	(20,786,194)

Net cash used in financing activities	(224,629,371)
Net decrease in cash	(161,339)
Cash, beginning balance	396,669

Cash, ending balance	$235,330

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $53,002,833.
Cash paid for interest on bank borrowings—$63,767.
Cash paid for interest on short-term floating rate notes issued—$1,855,730.
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.97	$11.73	$10.60	$12.68	$13.22

Income (loss) from investment operations:
Net investment income[1]	.69	.69	.65	.62	.57
Net realized and unrealized gain (loss)	(.61)	.19	1.07	(2.13)	(.55)

Total from investment operations	.08	.88	1.72	(1.51)	.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.72)	(.64)	(.59)	(.57)	(.56)
Distributions from net realized gain	—	—	—	—	— [2]

Total dividends and/or distributions to shareholders	(.72)	(.64)	(.59)	(.57)	(.56)

Net asset value, end of period	$11.33	$11.97	$11.73	$10.60	$12.68

Total Return, at Net Asset Value[3]	1.12%	7.90%	17.86%	(12.31)%	0.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$998,502	$1,150,410	$1,176,870	$1,095,341	$1,275,590

Average net assets (in thousands)	$984,892	$1,121,641	$933,439	$1,244,330	$1,181,757

Ratios to average net assets:[4]
Net investment income	6.31%	5.97%	6.91%	5.13%	4.35%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.77%	0.75%	0.78%	0.74%	0.80%
Interest and fees from borrowings	0.10%	0.14%	0.64%	0.08%	0.02%
Interest and fees on short-term floating rate notes issued[5]	0.16%	0.08%	0.32%	0.60%	0.69%

Total expenses	1.03%	0.97%	1.74%	1.42%	1.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	0.97%	1.74%	1.42%	1.51%

Portfolio turnover rate	21%	16%	22%	34%	26%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Class B Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.98	$11.73	$10.61	$12.68	$13.22

Income (loss) from investment operations:
Net investment income[1]	.59	.59	.57	.52	.47
Net realized and unrealized gain (loss)	(.62)	.21	1.06	(2.12)	(.55)

Total from investment operations	(.03)	.80	1.63	(1.60)	(.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.55)	(.51)	(.47)	(.46)
Distributions from net realized gain	—	—	—	—	— [2]

Total dividends and/or distributions to shareholders	(.62)	(.55)	(.51)	(.47)	(.46)

Net asset value, end of period	$11.33	$11.98	$11.73	$10.61	$12.68

Total Return, at Net Asset Value[3]	0.13%	7.09%	16.75%	(12.96)%	(0.65)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,712	$17,430	$20,239	$22,079	$30,982

Average net assets (in thousands)	$13,766	$17,741	$17,152	$27,621	$32,663

Ratios to average net assets:[4]
Net investment income	5.41%	5.12%	6.06%	4.29%	3.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.66%	1.60%	1.64%	1.57%	1.60%
Interest and fees from borrowings	0.10%	0.14%	0.64%	0.08%	0.02%
Interest and fees on short-term floating rate notes issued[5]	0.16%	0.08%	0.32%	0.60%	0.69%

Total expenses	1.92%	1.82%	2.60%	2.25%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.82%	2.60%	2.25%	2.31%

Portfolio turnover rate	21%	16%	22%	34%	26%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
43 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.98	$11.73	$10.61	$12.68	$13.22

Income (loss) from investment operations:
Net investment income[1]	.60	.60	.58	.53	.47
Net realized and unrealized gain (loss)	(.61)	.20	1.06	(2.12)	(.55)

Total from investment operations	(.01)	.80	1.64	(1.59)	(.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.55)	(.52)	(.48)	(.46)
Distributions from net realized gain	—	—	—	—	— [2]

Total dividends and/or distributions to shareholders	(.64)	(.55)	(.52)	(.48)	(.46)

Net asset value, end of period	$11.33	$11.98	$11.73	$10.61	$12.68

Total Return, at Net Asset Value[3]	0.24%	7.17%	16.84%	(12.92)%	(0.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,880	$157,256	$158,179	$141,579	$163,976

Average net assets (in thousands)	$130,387	$150,880	$122,746	$160,910	$142,905

Ratios to average net assets:[4]
Net investment income	5.53%	5.19%	6.14%	4.35%	3.58%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.55%	1.52%	1.56%	1.52%	1.57%
Interest and fees from borrowings	0.10%	0.14%	0.64%	0.08%	0.02%
Interest and fees on short-term floating rate notes issued[5]	0.16%	0.08%	0.32%	0.60%	0.69%

Total expenses	1.81%	1.74%	2.52%	2.20%	2.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.74%	2.52%	2.20%	2.28%

Portfolio turnover rate	21%	16%	22%	34%	26%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Period Ended
Class Y	September 30, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$10.46

Income (loss) from investment operations:
Net investment income[2]	.47
Net realized and unrealized gain	.91

Total from investment operations	1.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)

Net asset value, end of period	$11.34

Total Return, at Net Asset Value[3]	13.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,986

Average net assets (in thousands)	$4,972

Ratios to average net assets:[4]
Net investment income	6.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.54%
Interest and fees from borrowings	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.16%

Total expenses	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%

Portfolio turnover rate	21%

1.	For the period from January 31, 2011 (inception of offering) to September 30, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
45 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer AMT-Free New York Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on January 31, 2011.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued
46 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when issued basis normally takes place within six months and possibly as long as two years or
47 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$7,751,770
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $185,290,000 as of September 30, 2011, which represents 13.80% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these
48 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At September 30, 2011, municipal bond holdings with a value of $313,123,280 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $185,290,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls. At September 30, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$2,240,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester) ROLs[3]	10.769%	8/15/35	$2,767,184
5,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester) ROLs[3]	10.273	8/15/40	5,881,100
10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	10.666	1/15/46	11,270,800
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	9.712	1/15/44	15,885,900
6,670,000	NYC GO DRIVERS	15.373	11/15/31	9,148,839
2,750,000	NYC GO ROLs	18.435	3/1/26	3,933,050
3,750,000	NYC GO ROLs[3]	19.479	4/1/36	5,182,350
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	19.986	6/15/40	14,688,400
4,160,000	NYC Municipal Water Finance Authority ROLs[3]	20.869	6/15/37	5,127,782
10,000,000	NYC Transitional Finance Authority ROLs[3]	9.459	1/15/29	11,096,000
10,000,000	NYS DA (Personal Income Tax) DRIVERS	9.272	9/15/31	11,218,200
6,670,000	NYS DA (State Personal Income Tax Authority)	15.752	3/15/36	9,539,034
11,665,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	14.319	8/1/57	12,940,568
3,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	20.999	8/1/57	4,338,100
3,995,000	SONYMA ROLs	16.280	10/1/39	4,815,973

				$127,833,280

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
49 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $132,405,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2011 is as follows:

Cost	$7,179,237
Market Value	$4,295,048
Market Value as a % of Net Assets	0.38%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
50 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$15,733,789	$—	$103,717,102	$87,649,901

1.	As of September 30, 2011, the Fund had $76,312,866 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2011, details of the capital loss carryforwards were as follows:

Expiring

2016	$6.626,486
2017	26,431,288
2018	43,255,092

Total	$76,312,866

2.	As of September 30, 2011, the Fund had $27,404,236 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended September 30, 2011, the Fund utilized $124,290 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction to
to Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$200,290	$200,290
51 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010

Distributions paid from:
Exempt-interest dividends	$71,440,873	$70,719,716
Ordinary income	1,379,753	273,286

Total	$72,820,626	$70,993,002

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,220,931,086 [1]

Gross unrealized appreciation	$54,365,842
Gross unrealized depreciation	(142,015,743)

Net unrealized depreciation	$(87,649,901)

1.	The Federal tax cost of securities does not include cost of $188,700,408, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their
52 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

benefits under the Plan. During the year ended September 30, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,988
Payments Made to Retired Trustees	13,477
Accumulated Liability as of September 30, 2011	107,013
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the
53 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011[1]		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Sold	10,357,987	$112,992,433	10,037,034	$115,542,020
Dividends and/or distributions reinvested	4,348,527	47,191,602	3,693,090	42,534,250
Redeemed	(22,638,129)	(245,559,914)	(18,002,589)	(206,844,320)

Net decrease	(7,931,615)	$(85,375,879)	(4,272,465)	$(48,768,050)

Class B
Sold	113,843	$1,251,560	150,352	$1,729,008
Dividends and/or distributions reinvested	54,623	592,414	52,846	608,456
Redeemed	(501,832)	(5,433,284)	(473,159)	(5,423,618)

Net decrease	(333,366)	$(3,589,310)	(269,961)	$(3,086,154)

Class C
Sold	1,516,382	$16,493,732	1,926,065	$22,111,402
Dividends and/or distributions reinvested	460,643	4,998,327	384,897	4,434,683
Redeemed	(3,909,147)	(42,302,402)	(2,665,475)	(30,460,388)

Net decrease	(1,932,122)	$(20,810,343)	(354,513)	$(3,914,303)

Class Y
Sold	747,166	$7,828,272	—	$—
Dividends and/or distributions reinvested	20,053	220,490	—	—
Redeemed	(239,091)	(2,639,997)	—	—

Net increase	528,128	$5,408,765	—	$—

1.	For the year ended September 30, 2011, for Class A, B, and C shares, and for the period from January 31, 2011 (inception of offering) to September 30, 2011 for Class Y shares.
54 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Investment securities	$272,132,430	$402,770,405
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2011, the Fund paid $388,478 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
55 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class B	$1,619,089
Class C	2,295,650
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
September 30, 2011	$103,002	$31,170	$25,196	$17,678
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended September 30, 2011, the Manager reimbursed the Fund $33,565 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
56 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1818% as of September 30, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2011 equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of September 30, 2011, the Fund had borrowings outstanding at an interest rate of 0.1818%. Details of the borrowings for the year ended September 30, 2011 are as follows:

Average Daily Loan Balance	$23,382,466
Average Daily Interest Rate	0.229%
Fees Paid	$1,064,145
Interest Paid	$63,767
57 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended September 30, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     The Fund executed no transactions under the Facility during the year ended September 30, 2011.
58 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, the Fund and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief
59 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
60 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer AMT-Free New York Municipals:
We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free New York Municipals, including the statement of investments, as of September 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free New York Municipals as of September 30, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 18, 2011
61 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

CREDIT ALLOCATION Unaudited
This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.
     The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.
     The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.
     The credit allocations below are as of September 30, 2011 and are subject to change. The percentages are based on total assets and the market value of the Fund’s securities as of September 30, 2011 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

		Unrated by
		a NRSRO;
		Internally Rated by
	NRSRO-Rated	the Manager	Total
AAA	6.1%	0.0%	6.1%
AA	23.9	0.0	23.9
A	8.7	0.3	9.0
BBB	35.7	4.4	40.1
BB or lower	7.9	13.0	20.9

Total	82.3%	17.7%	100.0%
62 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2011 are eligible for the corporate dividend-received deduction. 98.11% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
63 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles S. Pulire, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load New York municipal debt funds. The Board noted that the Fund’s one-year performance was better than its peer group median although three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load New York municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and average although its actual management fees were equal to its peer group median and higher than its peer group average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser,
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965- 1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider)
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Mary Ann Tynan, Continued	(since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 47	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager of the Manager (1999- 2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (June 2003- December 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Mark R. DeMitry, Vice President (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Manager (October 2006-June 2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (April 2006- December 2007) and a credit analyst of the Manager (June 2003-March 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since November 1997); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004- March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004- January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005- March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005- December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Arthur S. Gabinet, Continued	(since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 -December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
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Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
75 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $41,200 in fiscal 2011 and $41,200 in fiscal 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,619 in fiscal 2011 and no such fees in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $153,900 in fiscal 2011 and $400,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews, professional services for FIN 45 and capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,650 in fiscal 2011 and $7,021 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $161,169 in fiscal 2011 and $407,921 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee

3.	evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
4.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
5.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
6.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer AMT — Free New York Municipals

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/9/2011